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[In black and white, stills of fencers super and dissolve while voice reads:]
Now, the number one ranked real estate fund over 2 years is CGM Realty Fund. [Title slide reading: CGM REALTY FUND supers and dissolves. Voice reads:] Returning more than 43% over the past 2 years.
[Title slide reading:]
#1 IN TOTAL RETURN FOR 2-YEARS
24.4%, 19.8%, and 15.8% are the average annual total returns for CGM Realty Fund for the one- and two-year periods ended 9/30/96 and from inception on 5/13/94 through 9/30/96, respectively.
[Slide supers and dissolves. Voice reads:]
Managed by Ken Heebner, the Fund offers the potential for high current income and long-term appreciation.
[The next slide reads:]
Managed since inception by Ken Heebner
[Slide supers and dissolves. A bar chart (in color) comes up on the screen showing comparing CGM Realty Fund to the Lipper Real Estate Fund average for one and two year performance. Chart is titled TOTAL RETURN. Bars to the left of the screen under heading of ONE YEAR represent the Lipper Real Estate Fund Average at 17.4% and CGM Realty Fund at 24.4%. Bars to the right of the slide under heading TWO YEAR represent the Lipper Real Estate Fund Average at 29.5% and CGM Realty Fund at 43.5%.]
[Voiceover:] and has outperformed the Lipper Real Estate Fund Average in each of the past two years.
[Bar chart slide dissolves. Title slide supers with toll-free telephone number:] 1-800-CGM-INFO
[Voiceover:] For a prospectus, call toll-free 1-800-CGM-INFO
[Title slide with phone number dissolves and new title slide supers and is held. Headline reads:] CGM REALTY FUND
AMERICA'S #1 REAL ESTATE FUND FOR 2-YEAR PERFORMANCE
[and in smaller type:]
Lipper Analytical Services, Inc., an independent mutual fund rating agency, ranks CGM Realty Fund #1 of 18 real estate funds in total return for two-year performance and #4 of 44 real estate funds in total return for one-year performance for the periods ended 9/30/96. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower.
This information represents past performance, which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll free. Not available for sale in South Dakota.
(c) 1996 CGM
[Voiceover:] CGM Realty Fund. America's #1 Real Estate Fund for 2-Year Performance.
[Commercial ends.]